QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A AMENDED

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
KENILWORTH SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)
KENILWORTH SYSTEMS CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

KENILWORTH SYSTEMS CORPORATION
185 WILLIS AVENUE
MINEOLA, NEW YORK 11501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 4, 2004

TO THE SHAREHOLDERS

        Notice is hereby given that the Annual Meeting of the shareholders of Kenilworth Systems Corporation ("Kenilworth") will be held at Chateau Briand (catering facility), 440 Old Country Road, Carle Place, New York (near Fortunoff) on August 4, 2004 at 10:00 a.m. The meeting is called for the following purposes:

1.
TO ELECT DIRECTORS
To elect six (6) Directors for the term continuing through the next annual meeting of Kenilworth and until their successors are duly elected.

2.
AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 300,000,000

3.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

4.
TRANSACTION OF OTHER BUSINESS
To transact such other business as may properly come before the meeting or any adjournments thereof. Only shareholders of record at the close of business on June 8, 2004 are entitled to receive notice of, and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors

Herbert Lindo, President

June 17, 2004
Mineola, NY 11501

The Board of Directors of Kenilworth has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted for the election of the nominees listed in the attached proxy statement to be members of the Board of Directors of the Company; for an authorization to amend Kenilworth's Certificate of Incorporation to increase the authorized number of shares of Common Stock to 300,000,000; for the Ratification of Appointment of its Independent Auditors; and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR VOTE BY TELEPHONE OR THE INTERNET, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF KENILWORTH SYSTEMS CORPORATION AND RETURN IT IF YOU VOTE BY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. VOTES BY TELEPHONE OR THE INTERNET CAN ONLY BE CHANGED BY THE USE OF A SUBSEQUENT DATED PROXY CARD OR IN PERSON AT THE MEETING.

KENILWORTH SYSTEMS CORPORATION
185 WILLIS AVENUE
MINEOLA, NEW YORK 11501

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 4, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy mailed to shareholders commencing on or before July 14, 2004 is solicited by the Board of Directors of Kenilworth Systems Corporation ("Kenilworth") in connection with the annual meeting of shareholders to be held August 4, 2004 at 10:00 a.m. at Chateau Briand, 440 Old Country Road, Carle Place, New York (near Fortunoff). Proxies will be voted in accordance with directions specified or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in this proxy statement.

RECORD DATE, OUTSTANDING SHARES

        Only shareholders of record at the close of business on June 8, 2004 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of Kenilworth as of such date consisted of 120,480,261 shares of Common Stock $.01 par value. (see page 9, item 1)

REVOCABILITY OF PROXIES

        The enclosed proxy or the vote by telephone or the Internet may be revoked at any time before its use by delivering to us a subsequently dated proxy or by giving written notice to Kenilworth. Shareholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

VOTING METHOD AND SOLICITATION

        The expense of the solicitation of proxies for the meeting will be paid by Kenilworth. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by directors, officers or regular employees of Kenilworth. It is estimated our cost of proxy solicitations by Kenilworth will not exceed fifteen thousand dollars ($15,000).

        We are aware of no other matters to be presented for action at this meeting not specified in the notice of meeting. Proxies received without specified instructions will be voted FOR the nominees named in the Proxy to Kenilworth's Board of Directors and FOR each of the other items. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

VOTING BY PROXY CARD

        Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

VOTING BY TELEPHONE OR THROUGH THE INTERNET

        If you are a registered shareholder (that is you own Common Stock in your own name and not through a broker, nominee or some other agent who holds Common Stock for your account in a "street name" capacity) you may vote by proxy using with the phone or Internet methods of voting.

        Use the Internet: Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you call.

        Or call toll-free to vote: 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

        Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Form.

        If your shares of Common Stock are held in "street name" for your account, your broker or nominee will advise you whether you may vote by telephone or through the Internet.

        Your vote is important and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can assure that your shares are voted properly by proxy card, by telephone or through the Internet.

QUORUM, ABSTENTIONS, BROKER NON-VOTES

        Our outstanding voting securities at present consist solely of Common Stock. A majority of our outstanding shares are required to be present in person or by proxy for a quorum to be present at the meeting. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. Abstentions and broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Each of the Proposals requires the approval of a majority of the Common Stock present in person or represented by proxy with the exception of the proposal with regard to amending the Certificate of Incorporation which requires approval of a majority of the outstanding shares of Common Stock. Assuming a quorum is present at the Annual Meeting, abstentions will have the effect of a negative vote while broker non-votes will have no effect, except they will have a negative effect with regards to amending the Certificate of Incorporation.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our bylaws provide that there will be not less than three (3) nor more than fifteen (15) directors. The present size of the Board is fixed at six (6) directors.

NOMINEES FOR DIRECTORS

        Our Board of Directors has unanimously renominated and designated the following individuals for election as directors for a term continuing through Kenilworth's next annual meeting and until their successors are elected and take their places.

Name	Age	Position	First elected Director of Kenilworth
Herbert Lindo	79	Chairman of the Board President, Treasurer and Chief Financial Officer	1972
Gino Scotto	36	Director and Chief Executive Officer	2001
Maureen Plovnick	37	Director, Corporate Secretary and Vice-President	2002
Kit Wong	74	Director and Vice-President	1999
Patrick McDevitt	63	Director and Vice-President	2001
Joyce Clark	68	Director and Vice-President	1998

        Herbert Lindo has been President, Treasurer and Chief Financial Officer of Kenilworth since 1972. Since Kenilworth's emergence from bankruptcy, he has also served as Chief Executive Officer until July 17, 2002 when Gino Scotto was elected to that office. Mr. Lindo devotes his full time to the business of the Registrant.

        Gino Scotto has been the financial officer of Scotto Brothers a national hospitality, restaurant and hotel owner/operator for over the past five (5) years. He recently resigned from Scotto Brothers, to devote more time to managing the affairs of the Company. He was elected a Director and Chief Executive Officer on July 17, 2002. Mr. Scotto devotes only part of his time to the business of the Registrant.

        Maureen Plovnick was elected the Corporate Secretary in August 2001 and a Director in October 2002. Mrs. Plovnick is a 1989 graduate of Fordham University and holds a Bachelor of Science degree in Marketing with minors in both Psychology and Sociology. Before joining the Company, Mrs. Plovnick was employed in her profession by Fortunoff and The Hyman Companies. Mrs. Plovnick devotes her full time to the business of the Registrant.

        Kit Y. Wong has served as a Director of Kenilworth since 1999. He is part owner and operator of several Chinese restaurants in the New York metropolitan area. Mr. Wong devotes only a portion of his time to the business of the Registrant.

        Patrick J. McDevitt has been a licensed representative for Securities firms for the past five (5) years. He recently retired from the Securities business and will devote some of his time as a Vice President of Marketing for the Company. Mr. McDevitt devotes only a portion of his time to the business of the Registrant.

        Joyce D. Clark has served as a Director of Kenilworth since 1998. She served as controller of Long Island Wholesalers Inc., a wholesale door manufacturer from 1991 until 2002 when she moved to Maryland. Joyce D. Clark is the ex-wife of Herbert Lindo, they divorced in 1980. Mrs. Clark devotes only a portion of her time to the business of the Registrant.

BOARD AND BOARD COMMITTEE MEETINGS

        Kenilworth has no committees. Four (4) regular and one (1) special meetings of its Board of Directors were held during the fiscal year ended December 31, 2003.

AUDIT COMMITTEE AND CHARTER

        The following Charter has been adopted with respect to an Audit Committee. We have not, however, at this time appointed an Audit Committee.

        The Audit Committee of the Board of Directors (the "Audit Committee") shall have the responsibility to assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Audit Committee shall:

        The Audit Committee will be comprised of at least three (3) Independent Directors.

        1.)   Review the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices to achieve reliability and integrity in the Company's financial statements, and initiate such examinations of such controls and practices as the Audit Committee deems advisable.

        2.)   Review the qualification, performance and independence of the Company's independent auditors and recommend independent auditors for appointment annually by the Board of Directors.

        3.)   Prior to the commencement of the Company's annual external audit, review with the Company's independent auditors the scope of their audit function and estimated audit fees.

        4.)   Subsequent to the completion of the Company's annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Company's management.

        5.)   Review the annual and quarterly consolidated financial statements of the company and other financial disclosures of the Company and the accounting principles being applied in such statements and disclosures.

        6.)   Review the authority and duties of the Company's chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

        7.)   Review the insurance programs for the Company including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Company's insurance.

        8.)   Oversee the establishment and thereafter periodically review a corporate code of conduct and the Company's policies on ethical business practices.

        9.)   Prior to public release, review with management and the Independent Accountants, the financial results for the prior year including the Company's annual report on Form 10-K.

        10.) Review the committee's charter annually and revise as appropriate.

        11.) Meet with the Chief Financial Officer and the Independent Accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

        12.) Take such other actions concerning the Company's accounting and financial functions as the Committee deems appropriate with respect to the matters described above.

CODE OF ETHICS

        The Registrant has not yet adopted a written formal Code of Ethics. However, the Registrant's Officers intend to comply with all honest and ethical requirements including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with or submits to the Securities and Exchange Commission and in other public communications made by the Registrant; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of any violations of the foregoing to an appropriate person and accountability for adherence of the foregoing. A formal Code of Ethics is expected to be adopted shortly. It will be filed with the Securities and Exchange Commission. The President and Chief Financial Officer and the Chief Executive Officer file with each Financial Report with the SEC their certification of the Financial Reports pursuant to Rule 13a-14(a)/15d-14(a) Certifications and Section 1350 Certification.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Kenilworth's executive officers and directors, and persons who beneficially own more than ten percent (10%) of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on representations from our Executive Officers and Directors, we believe that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with.

EXECUTIVE COMPENSATION

        At the Board of Directors Meeting held in September 2003 the Board approved the issuance of two million five hundred thousand (2,500,000) shares of authorized but unissued Common Stock of the Corporation to the Directors in lieu of Director's Compensation and Director's Liability insurance for the ensuing year: Gino Scotto, Kit Wong, Patrick J. McDevitt, Joyce Clark and Maureen Plovnick each were issued five hundred thousand (500,000) shares of restricted Common Stock of the Company at a price of ten cents ($0.10) per share, the equivalent of fifty thousand dollars ($50,000) for each Director, a total of $250,000. The $250,000 is recorded for shares issued as paid in capital in the first quarter period in 2004. In the last quarter of 2003 and the first quarter of 2004, the Company expensed $62,500 as administrative expenses.

        At the Board of Directors Meeting held on July 17, 2002 the Board authorized the issuance of five million (5,000,000) shares of authorized but unissued Common Stock of the Corporation to the Directors in lieu of Director's compensation and liabilities insurance for the ensuing year: Gino Scotto, Kit Wong, Patrick J. McDevitt, Joyce Clark and Maureen Plovnick were each issued one million (1,000,000) shares of restricted Common Stock of the Company at a price of $.05 per share, the equivalent of fifty thousand dollars ($50,000) for each Director, a total of $250,000. The $250,000 has been recorded for Services Rendered in the Statement of Stockholder's Deficit and charged to Operating Expenses in the fourth quarter of fiscal 2002 and in the first, second and third quarter period ended September 30, 2003.

        Maureen Plovnick, the Corporate Secretary of the Company and its subsidiaries, is the only Executive Officer that receives cash compensation during the past three (3) years ended December 31, 2003. Mrs. Plovnick's salary is less than $100,000 annually.

        Kenilworth does not have any employment agreements with any of its executive officers or directors.

SECURITY OWNERSHIP

        The following table sets forth as of June 8, 2004 the ownership with respect to each executive officer and director and each person known to own beneficially more than five percent (5%) of the Company's Common Stock.

        The information provided in the table is based on Kenilworth's records, information filed with the Securities and Exchange Commission and information provided to Kenilworth, except where otherwise noted.

        The number of shares beneficially owned by each person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire as of June 8, 2004 (60 days after June 8, 2004) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with other members of their family) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(2)	Percent of Class(2)
Herbert Lindo (1) 185 Willis Avenue Mineola, NY 11501	Common Stock $0.01 par value	25,000,000	20.8%
Gino Scotto (2) 1500 Old Country Road Plainview, NY 11803	Common Stock $0.01 par value	7,000,000	5.8%
Maureen Plovnick 80-20 153 Avenue Howard Beach, NY 11414	Common Stock $0.01 par value	2,000,000	1.7%
Joyce D. Clark 2 Winters Quarters Drive Pocomoke City, MD 21851	Common Stock $0.01 par value	1,650,000	1.4%
Kit Y. Wong (2) 6 Princeton Place Princeton Junction, NJ 08550	Common Stock $0.01 par value	8,850,000	7.4%
Patrick J. Mc Devitt 700 Bergen Drive Cinnaminson, NJ 08077	Common Stock $0.01 par value	1,500,000	1.2%
The total number of shares beneficially owned by all directors and executive officers		46,000,000	38.3%

1.)
At the Annual Meeting of Shareholders held on May 28, 2003 the Shareholders approved the issuance of twenty million (20,000,000) restricted Common Shares of the Company to Herbert Lindo, the Inventor of U.S. Patent 6,575,834 B1 dated June 10, 2003 entitled "SYSTEM AND METHOD FOR REMOTE ROULETTE AND OTHER GAME PLAY USING GAME TABLE AT A CASINO" for having assigned the Patent to Kenilworth. The twenty million (20,000,000) shares are not listed as presently outstanding. The five million (5,000,000) shares grant pursuant to the Company's Performance and Equity Incentive Plan have not been exercised. The delay of issuing the twenty million (20,000,000) shares is by Mr. Lindo's request.

2.)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

OPTIONS

        The following table sets forth the exercise of options and SARs during the fiscal year ended December 31, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year
And FY-End Option/SAR Values

Name	Shares acquired on exercise (#)	Value realized($)	Number of securities underlying unexercised options/ SARS at FY-end(#) exercisable / unexercisable	Value of unexercised in-the-money options SARS at FY-end($) exercisable / unexercisable
Herbert Lindo	-0-	-0-	5,000,000	-0-
Maureen Plovnick	-0-	-0-	500,000	-0-

        No options or SARs were granted or exercised during the year ended December 31, 2003.

RECOMMENDATION AND REQUIRED VOTE

        Proxies in the enclosed form will be voted for the nominees named here before. Authority may be withheld for any nominee. In addition, shareholders may nominate additional nominees as candidates for the position as Director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

        Directors will be elected by the vote of a plurality of the votes cast at the meeting. Abstentions and broker non-votes are not counted as votes cast. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAMED NOMINEES.

PROPOSAL 2

AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S
CERTIFICATE OF INCORPORATION TO INCREASE THE
AUTHORIZED NUMBER OF SHARES OF
COMMON STOCK TO 300,000,000

        The Board of Directors, by the unanimous approval of the Company's existing directors, proposes an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 shares of Common Stock $.01 par value to 300,000,000 shares of Common Stock $.01 par value. The purpose of this proposal is to eliminate possible future delays associated with our need for a shareholder approval, in the event the Board of Directors authorizes acquisitions (none of which are presently contemplated), stock dividends or stock split-ups in the form of a stock dividend or the issuance of additional shares, stock options, or other valid corporate purposes including the issuance of shares to raise further capital. At the present time we have only 79,892,700 authorized shares of Common which are unissued. Upon approval of this proposal Kenilworth will have 300,000,000 shares of Common Stock authorized and 179,892,700 unissued shares of Common Stock, of which 10,000,000 are reserved for stock options that may be issued pursuant to the Company's Performance and Equity Incentive Plan and 20,000,000 reserved for issuance to Herbert Lindo. It is not the intention of our Board of Directors, in proposing to increase our capitalization, to dilute any shareholder's stock ownership in Kenilworth, without a proper purpose considered to be in the best interests of the stockholders such as to meet Kenilworth's needs for additional financing and to procure necessary working capital, or to frustrate any shareholder's ability to gain control of Kenilworth. There are 2,000,000 shares of Preferred Stock which are authorized but unissued and this will not change.

        Our charter and by-laws and New York State law does not provide for cumulative voting. Shareholders do not have preemptive rights. Article FOURTH of the Certificate of Incorporation of Kenilworth upon approval of this proposal will read as follows:

    The Corporation is authorized to issue two classes of stock designated respectively "Common Stock" and "Preferred Stock." The total number of shares of stock which the Corporation shall have authority to issue is 302,000,000, $0.01 par value. Of this, the Corporation shall have the authority to issue 300,000,000 shares of $0.01 par value Common Stock and 2,000,000 shares of $0.01 par value Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized to determine or alter any of all of the designations, powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the wholly unissued class of Preferred Stock or any wholly unissued series of Preferred Stock, and to fix or alter the number of shares comprising any series of Preferred Stock, but not below the number of shares of any such series than outstanding.

        The executive officers of Kenilworth shall be authorized to effectuate such technical modifications to the foregoing in order to cause the filing of the amendment by the department of state of the State of New York.

        It should be noted that preferred shares might be issued with provisions that fluctuate with the market price of Kenilworth's common stock or provide a discount relative to the market price. This would be adverse to the interests of existing shareholders by being dilutive and could diminish the voting strength of existing shareholders. The Company has not issued any Preferred Stock and there are no present plans to issue any Preferred Shares.

        We have no knowledge of any existing or proposed merger, tender offer, and solicitation in opposition to management or similar transactions. We do not believe that Kenilworth's charter and by-laws contains any provisions having an anti-takeover effect. It should, however, be noted that the proposal to increase Kenilworth's capitalization could be used to dilute a shareholder's stock ownership in Kenilworth or to frustrate his ability to gain control of Kenilworth in the future should the additional stock be issued to parties friendly to incumbent management. This might be deemed an advantage to incumbent management and a disadvantage to our shareholders in the future because of its effect in possibly discouraging an unfriendly tender offer or other solicitation in opposition to management.

RECOMMENDATION AND REQUIRED VOTE

        The adoption of the Amendment to increase the Authorized number of shares of Common Stock to 300,000,000 requires the affirmative vote of a majority of the outstanding Common Stock of Kenilworth. The Board of Directors is of the opinion that the proposed Amendment, if adopted, will provide our Company with a proper capitalization and a sufficient number of shares of Common Stock to give us flexibility to meet future financing needs deemed to be in Kenilworth's best interest. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION.

PROPOSAL 3

RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

DEMETRIUS & COMPANY, L.L.C.
www.demetrius-llc.com

        The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

        Representatives of Demetrius & Company, L.L.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and shall be available to respond to appropriate questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE APPOINTMENT OF DEMETRIUS & COMPANY, LLC. FOR THE YEAR 2004.

AUDIT FEES

        Fees for professional services provided by the Company's Independent Auditor's are:

	2003	2004
Audit Fees	$20,000	$30,000

        Audit fees are for professional services rendered in connection with the audit of the Company's annual financial statements, the review of its quarterly financial statements. The Independent Auditor for fiscal year 2003 and a different Independent Auditor for fiscal year 2002 did not provide any other services to the Company including Income Tax Reviews since the Company did not have any income producing revenue or other income since emerging from bankruptcy proceedings in September 1998.

        The Company has no Audit Committee.

RECOMMENDATION AND REQUIRED VOTE

        The adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding Common Stock of Kenilworth present at the meeting in person or by proxy.

PROCEDURE FOR SUBMISSION OF 2005 STOCKHOLDER PROPOSALS

        Proposals by shareholders for inclusion in the 2005 annual meeting proxy statement must be received by Kenilworth Systems Corporation at 185 Willis Avenue, Mineola, New York 11501, Attention: Maureen Plovnick, Corporate Secretary, prior to March 1, 2005. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission. Failure to submit a proposal by the aforesaid date will result in the exclusion of any such proposal, and such proposal will not be considered or voted on at the annual meeting.

OTHER MATTERS

        So far as our Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted for such other matters in accordance with the best judgment of the person or persons voting the proxy.

KENILWORTH SYSTEMS CORPORATION
185 Willis Avenue
Mineola, New York 11501

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

AUGUST 4, 2004

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ANDREW HIRKO and CHRISTOPHER JENKINS, employees of Kenilworth and each or either of them (with power of substitution) as proxies for the undersigned, to vote all shares of Common Stock of record on June 8, 2004 of KENILWORTH SYSTEMS CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on August 4, 2004, at 10:00 A.M. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

NO. 1:	ELECTION OF DIRECTORS
To serve for the term continuing through the next Annual Meeting and the qualification of their respective successors.
Herbert Lindo, Gino Scotto, Maureen Plovnick, Kit Wong, Patrick McDevitt, Joyce Clark
☐ FOR all nominees listed above (except as withheld in the space below.)
☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
(Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

NO. 2:	AUTHORIZATION OF AN AMENDEMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 300,000,000
☐ FOR ☐ AGAINST ☐ ABSTAIN
NO. 3:	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS DETEMTRIUS & COMPANY, L.L.C.
☐ FOR ☐ AGAINST ☐ ABSTAIN

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

        Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.

Dated: July , 2004

Signature

Signature, if held jointly

Number of Shares as of June 8, 2004

        This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

        THANK YOU.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
BENEFICIAL OWNERSHIP TABLE
Aggregated Option/SAR Exercises in Last Fiscal Year And FY-End Option/SAR Values
PROPOSAL 2 AUTHORIZATION OF AN AMENDMENT TO KENILWORTH'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 300,000,000
PROPOSAL 3 RATIFY APPOINTMENT OF INDEPENDENT AUDITORS DEMETRIUS & COMPANY, L.L.C. www.demetrius-llc.com
PROCEDURE FOR SUBMISSION OF 2005 STOCKHOLDER PROPOSALS
OTHER MATTERS